Exhibit 17

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date STONE HARBOR INVESTMENT PARTNERS LP 31 WEST 52ND STREET NEW YORK, NEW YORK 10019 D64037-S37427 ! ! ! For Against Abstain THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. 1. To approve the Agreement and Plan of Reorganization by and among Stone Harbor Investment Funds, on behalf of Stone Harbor Emerging Markets Corporate Debt Fund, Virtus Opportunities Trust, on behalf of Virtus Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Partners LP, and Virtus Alternative Investment Advisers, Inc. 2. To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof. Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Authorized Signatures —This section must be completed for your vote to be counted. — Sign and Date Below To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https:// www.viewproxy.com/StoneHarbor/broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTE w

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on February 24, 2022. The Proxy Statement for this Meeting is available at https://www.proxyvote.com IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD D64038-S37427 STONE HARBOR INVESTMENT FUNDS PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 24, 2022 This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Rachel Greer, Adam J. Shapiro and Jeffrey S. Scott and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Stone Harbor Emerging Markets Corporate Debt Fund (the “Fund”), a series of Stone Harbor Investment Funds, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held virtually on February 24, 2022 at 3:00 p.m. (Eastern time) (the “Meeting”), and at any adjournments or postponements thereof. Shareholders will not be able to attend the Special Meeting in person. Any shareholders wishing to participate in the Special Meeting by means of remote communication can do so at https://www.viewproxy.com/StoneHarbor/broadridgevsm/. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting either by submitting a letter of revocation or execution of a subsequent proxy card to the Fund, c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, New York, New York 10019 prior to the date of the Meeting or by voting at the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date D64039-S37427 ! ! ! For Against Abstain Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Authorized Signatures —This section must be completed for your vote to be counted. — Sign and Date Below THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. 1. To approve the Agreement and Plan of Reorganization by and among Stone Harbor Investment Funds, on behalf of Stone Harbor Emerging Markets Debt Allocation, Virtus Opportunities Trust, on behalf of Virtus Stone Harbor Emerging Markets Debt Allocation Fund, Stone Harbor Investment Partners LP, and Virtus Alternative Investment Advisers, Inc. 2. To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof. STONE HARBOR INVESTMENT PARTNERS LP 31 WEST 52ND STREET NEW YORK, NEW YORK 10019 SCAN TO VIEW MATERIALS & VOTE w To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https:// www.viewproxy.com/StoneHarbor/broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

D64040-S37427 STONE HARBOR INVESTMENT FUNDS PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 24, 2022 This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Rachel Greer, Adam J. Shapiro and Jeffrey S. Scott and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Stone Harbor Emerging Markets Debt Allocation Fund (the “Fund”), a series of Stone Harbor Investment Funds, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held virtually on February 24, 2022 at 3:00 p.m. (Eastern time) (the “Meeting”), and at any adjournments or postponements thereof. Shareholders will not be able to attend the Special Meeting in person. Any shareholders wishing to participate in the Special Meeting by means of remote communication can do so at https://www.viewproxy.com/StoneHarbor/broadridgevsm/. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting either by submitting a letter of revocation or execution of a subsequent proxy card to the Fund, c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, New York, New York 10019 prior to the date of the Meeting or by voting at the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on February 24, 2022. The Proxy Statement for this Meeting is available at https://www.proxyvote.com IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date D64041-S37427 ! ! ! For Against Abstain Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Authorized Signatures —This section must be completed for your vote to be counted. — Sign and Date Below THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. 1. To approve the Agreement and Plan of Reorganization by and among Stone Harbor Investment Funds, on behalf of Stone Harbor Emerging Markets Debt Fund, Virtus Opportunities Trust, on behalf of Virtus Stone Harbor Emerging Markets Debt Fund, Stone Harbor Investment Partners LP, and Virtus Alternative Investment Advisers, Inc. 2. To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof. STONE HARBOR INVESTMENT PARTNERS LP 31 WEST 52ND STREET NEW YORK, NEW YORK 10019 SCAN TO VIEW MATERIALS & VOTE w To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https:// www.viewproxy.com/StoneHarbor/broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

D64042-S37427 STONE HARBOR INVESTMENT FUNDS PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 24, 2022 This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Rachel Greer, Adam J. Shapiro and Jeffrey S. Scott and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Stone Harbor Emerging Markets Debt Fund (the “Fund”), a series of Stone Harbor Investment Funds, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held virtually on February 24, 2022 at 3:00 p.m. (Eastern time) (the “Meeting”), and at any adjournments or postponements thereof. Shareholders will not be able to attend the Special Meeting in person. Any shareholders wishing to participate in the Special Meeting by means of remote communication can do so at https://www.viewproxy.com/StoneHarbor/broadridgevsm/. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting either by submitting a letter of revocation or execution of a subsequent proxy card to the Fund, c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, New York, New York 10019 prior to the date of the Meeting or by voting at the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on February 24, 2022. The Proxy Statement for this Meeting is available at https://www.proxyvote.com IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date D64043-S37427 ! ! ! For Against Abstain Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Authorized Signatures —This section must be completed for your vote to be counted. — Sign and Date Below THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. 1. To approve the Agreement and Plan of Reorganization by and among Stone Harbor Investment Funds, on behalf of Stone Harbor High Yield Bond Fund, Virtus Opportunities Trust, on behalf of Virtus Stone Harbor High Yield Bond Fund, Stone Harbor Investment Partners LP, and Virtus Alternative Investment Advisers, Inc. 2. To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof. STONE HARBOR INVESTMENT PARTNERS LP 31 WEST 52ND STREET NEW YORK, NEW YORK 10019 SCAN TO VIEW MATERIALS & VOTE w To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https:// www.viewproxy.com/StoneHarbor/broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

D64044-S37427 EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on February 24, 2022. The Proxy Statement for this Meeting is available at https://www.proxyvote.com IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD STONE HARBOR INVESTMENT FUNDS PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 24, 2022 This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Rachel Greer, Adam J. Shapiro and Jeffrey S. Scott and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Stone Harbor High Yield Bond Fund (the “Fund”), a series of Stone Harbor Investment Funds, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held virtually on February 24, 2022 at 3:00 p.m. (Eastern time) (the “Meeting”), and at any adjournments or postponements thereof. Shareholders will not be able to attend the Special Meeting in person. Any shareholders wishing to participate in the Special Meeting by means of remote communication can do so at https://www.viewproxy.com/StoneHarbor/broadridgevsm/. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting either by submitting a letter of revocation or execution of a subsequent proxy card to the Fund, c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, New York, New York 10019 prior to the date of the Meeting or by voting at the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date D64045-S37427 ! ! ! For Against Abstain Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Authorized Signatures —This section must be completed for your vote to be counted. — Sign and Date Below THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. 1. To approve the Agreement and Plan of Reorganization by and among Stone Harbor Investment Funds, on behalf of Stone Harbor Local Markets Fund, Virtus Opportunities Trust, on behalf of Virtus Stone Harbor Local Markets Fund, Stone Harbor Investment Partners LP, and Virtus Alternative Investment Advisers, Inc. 2. To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof. STONE HARBOR INVESTMENT PARTNERS LP 31 WEST 52ND STREET NEW YORK, NEW YORK 10019 SCAN TO VIEW MATERIALS & VOTE w To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https:// www.viewproxy.com/StoneHarbor/broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

D64046-S37427 EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on February 24, 2022. The Proxy Statement for this Meeting is available at https://www.proxyvote.com IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD STONE HARBOR INVESTMENT FUNDS PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 24, 2022 This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Rachel Greer, Adam J. Shapiro and Jeffrey S. Scott and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Stone Harbor Local Markets Fund (the “Fund”), a series of Stone Harbor Investment Funds, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held virtually on February 24, 2022 at 3:00 p.m. (Eastern time) (the “Meeting”), and at any adjournments or postponements thereof. Shareholders will not be able to attend the Special Meeting in person. Any shareholders wishing to participate in the Special Meeting by means of remote communication can do so at https://www.viewproxy.com/StoneHarbor/broadridgevsm/. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting either by submitting a letter of revocation or execution of a subsequent proxy card to the Fund, c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, New York, New York 10019 prior to the date of the Meeting or by voting at the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date D64047-S37427 ! ! ! For Against Abstain Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Authorized Signatures —This section must be completed for your vote to be counted. — Sign and Date Below THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. 1. To approve the Agreement and Plan of Reorganization by and among Stone Harbor Investment Funds, on behalf of Stone Harbor Strategic Income Fund, Virtus Opportunities Trust, on behalf of Virtus Stone Harbor Strategic Income Fund, Stone Harbor Investment Partners LP, and Virtus Alternative Investment Advisers, Inc. 2. To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof. STONE HARBOR INVESTMENT PARTNERS LP 31 WEST 52ND STREET NEW YORK, NEW YORK 10019 SCAN TO VIEW MATERIALS & VOTE w To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https:// www.viewproxy.com/StoneHarbor/broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

D64048-S37427 STONE HARBOR INVESTMENT FUNDS PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 24, 2022 This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Rachel Greer, Adam J. Shapiro and Jeffrey S. Scott and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Stone Harbor Strategic Income Fund (the “Fund”), a series of Stone Harbor Investment Funds, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held virtually on February 24, 2022 at 3:00 p.m. (Eastern time) (the “Meeting”), and at any adjournments or postponements thereof. Shareholders will not be able to attend the Special Meeting in person. Any shareholders wishing to participate in the Special Meeting by means of remote communication can do so at https://www.viewproxy.com/StoneHarbor/broadridgevsm/. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting either by submitting a letter of revocation or execution of a subsequent proxy card to the Fund, c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, New York, New York 10019 prior to the date of the Meeting or by voting at the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on February 24, 2022. The Proxy Statement for this Meeting is available at https://www.proxyvote.com IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD